Exhibit 99.1

XCF Global Strengthens Leadership

to Accelerate Commercial Growth in Sustainable Aviation Fuel

●	Seasoned energy-transition executive Chris Cooper appointed Chief Executive Officer and Board Director
●	Current XCF Board member, Wray Thorn, appointed Interim Board Chair to focus on strategy, growth, and capitalization
●	New Rise Renewables founder Randy Soule to work closely with Mr. Cooper and the XCF Board of Directors as Senior Operations Adviser

Houston, Texas, November 10, 2025 – XCF Global, Inc. (“XCF”) (Nasdaq: SAFX), a leader in advancing the decarbonization of the aviation industry through Sustainable Aviation Fuel (“SAF”), today announced key leadership appointments designed to optimize strategy, strengthen execution, and accelerate growth.

Chris Cooper has joined the company as Chief Executive Officer (“CEO”) and Board Director, effective November 7, 2025. Mr. Cooper is a seasoned energy-transition executive who has served as President of Neste U.S. (North America), where he led strategy, operations, and stakeholder engagement for one of the world’s largest producers of renewable fuels, including SAF, and as Head of Renewables Trading at BGN, a leading energy and commodities trading company. Earlier in his career, he held senior leadership roles at Phillips 66 and Chevron, where he developed extensive expertise across downstream operations, renewable fuels integration, and global energy supply chains. Mr. Cooper succeeds Mihir Dange, who served as the Chief Executive Officer of XCF and XCF Global Capital, XCF’s predecessor, since November 2023.

Chris Cooper, Chief Executive Officer of XCF Global, commented:

“I’m honored to join XCF at this exciting inflection point for both aviation and renewable fuel. Global demand for SAF is accelerating, and XCF is well-positioned to lead through the rapid deployment of its modular facility design and international partnerships. Together with the Board and our partners, I’m committed to driving operational excellence, accelerating growth, and advancing XCF’s mission to decarbonize global air travel.”

In conjunction with Mr. Cooper’s appointment, current XCF Board member Wray Thorn has been appointed Interim Board Chair, succeeding Mr. Dange as Board Chair, where he will focus on advancing the company’s strategic growth, capitalization, and governance initiatives.

Wray Thorn, Interim Board Chair of XCF Global, added:

“We are thrilled to welcome Chris to XCF at such a pivotal stage in the company’s evolution. His experience leading and scaling renewable fuel operations and his deep understanding of the global aviation fuel and SAF markets make him the right leader for XCF’s next phase of growth. The Board looks forward to working closely with Chris and the entire XCF management team as we continue to build the company into a leader in the renewable fuel industry and drive long-term value for our shareholders.

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“I’d also like to thank Mihir for his leadership of the company, as during his tenure as CEO and Board Chair, XCF made its public-market debut on Nasdaq and positioned itself as a key player in the SAF market.”

Additionally, Randy Soule, founder of New Rise Renewables and the company’s largest shareholder, will work closely with Mr. Cooper as Senior Operations Adviser, helping to ensure operational excellence at XCF’s New Rise Reno facility. Mr. Soule brings deep technical, engineering, and operational expertise that will support XCF’s ongoing operations, expansion, and execution.

Randy Soule, Founder of New Rise Renewables, added:

“I am excited to welcome Chris to XCF as CEO and a member of the Board of Directors. His proven leadership in the renewable fuel industry, combined with the team’s extensive operational, technical, and engineering expertise, positions XCF to drive its next phase of growth and to enhance operational excellence.”

Simon Oxley continues to serve as Chief Financial Officer, bringing more than 20 years of experience across the energy and finance sectors. Together, Mr. Cooper’s proven leadership in the renewable fuel industry and Mr. Oxley’s financial and strategic expertise in energy and capital markets position XCF to drive new growth opportunities, enhance shareholder value, and advance the company’s next stage of commercial growth and execution.

About Chris Cooper

Chris Cooper leverages more than 25 years of experience in the global energy industry. As President of Neste U.S. (North America), he oversaw regional leadership for renewable products, following his tenure as Vice President, Americas, Renewable Aviation. As Head of Renewables Trading at BGN, Mr. Cooper led global trading activities for renewable fuels, including SAF, renewable diesel, and biogenic feedstocks. Earlier in his career, he spent nearly two decades at Phillips 66 and Chevron, holding a range of leadership roles in commercial strategy, downstream operations, and business development. A professional pilot, Mr. Cooper brings a unique perspective on the aviation sector, combining operational depth with an international view of energy transition, renewable fuels, and infrastructure innovation.

About Wray Thorn

Wray Thorn is a Partner and Founder of Focus Impact Partners, LLC, and has been involved with XCF Global since late 2023. Mr. Thorn brings over three decades of experience as a CIO, investment leader, and lead director. He has participated in ~300 transactions, add-on acquisitions, realizations, corporate financings, fundraisings, and other principal transactions with aggregate consideration in excess of $32 billion. This includes over 40 direct private equity investments, nearly 100 direct venture investments, and more than 40 third-party managed fund investments. Mr. Thorn has also been a part of driving shareholder value creation and corporate growth as a member of boards and advisory boards of ~45 businesses and investment funds across multiple industries, including energy and transportation. He was previously a Managing Director and Chief Investment Officer – Private Investments at Two Sigma Investments, LP, where he architected and led the private equity, venture, and impact investment businesses.

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About XCF Global, Inc.

XCF Global, Inc. is a pioneering sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. XCF develops and operates state-of-the-art SAF production facilities engineered to the highest levels of compliance, reliability, and quality, and is building partnerships across the energy and transportation sectors to scale SAF globally. XCF is listed on the Nasdaq Capital Market and trades under the ticker, SAFX.

For more information, visit: https://xcf.global.

Contacts

XCF Global:
C/O Camarco
XCFGlobal@camarco.co.uk

Media:
Camarco
Andrew Archer | Rosie Driscoll | Violet Wilson
XCFGlobal@camarco.co.uk

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Forward-Looking Statements

This Press Release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements, including, without limitation, statements regarding XCF Global’s expectations with respect to future performance and anticipated financial impacts of the recently completed business combination with Focus Impact BH3 Acquisition Company (the “Business Combination”), estimates and forecasts of other financial and performance metrics, and projections of market opportunity and market share, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by XCF Global and its management, are inherently uncertain and subject to material change. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global’s ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility’s ability to produce renewable diesel in commercial quantities without interruption during the ongoing SAF ramp-up process; (10) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global’s and New Rise’s key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) the effects of increased costs associated with operating as a public company; and (22) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including the final proxy statement/prospectus relating to the Business Combination filed with the SEC on February 6, 2025, this Press Release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

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